UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2013 (September 3, 2013)

GREIF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio	43015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On September 4, 2013, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its third quarter ended July 31, 2013. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”):

(i)	EBITDA of the Company on a consolidated basis, which is equal to net income plus interest expense, net, plus income tax expense less equity earnings of unconsolidated affiliates, net of tax plus depreciation, depletion and amortization, each on a consolidated basis;

(ii)	EBITDA for each of the Company’s business segments, which is equal to that business segment’s operating profit less that segment’s other expense (income), net plus that segment’s depreciation, depletion and amortization expense, as applicable to that segment;

(iii)	working capital of the Company on a consolidated basis, which is equal to current assets less current liabilities;

(iv)	net working capital of the Company on a consolidated basis, which is equal to current assets less current liabilities less cash and cash equivalents, each on a consolidated basis;

(v)	free cash flows of the Company on a consolidated basis, which is equal to cash provided by (used in) operating activities less purchases of properties, plants, equipment and timber properties; and

(vi)	net debt of the Company on a consolidated basis, which is equal to long-term debt plus the current portion of long-term debt plus short-term borrowings less cash and cash equivalents, each on a consolidated basis.

Management of the Company uses the non-GAAP Measures to evaluate ongoing operations and believes that these non-GAAP Measures are useful to enable investors to perform meaningful comparisons of current and historical performance of the Company. Management of the Company also believes that the non-GAAP Measures provide a more stable platform on which to compare the historical performance of the Company than the most nearly equivalent GAAP data.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.03(a)

Effective September 3, 2013, the Company’s Board of Directors adopted an amendment to the Company’s Second Amended and Restated By-Laws, as amended. The amendment adds a new Article X that makes the federal and state courts in the State of Delaware the exclusive forum for certain types of claims, including claims involving the Delaware General Corporation Law, subject to certain exceptions. This amendment to the Second Amended and Restated By-Laws is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On September 5, 2013, management of the Company held a conference call with interested investors and financial analysts to discuss the Company’s financial results for its third quarter ended July 31, 2013. The file transcript is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Greif, Inc. on September 4, 2013 announcing the financial results for its third quarter ended July 31, 2013.

99.2	File transcript of conference call held by management of Greif, Inc. on September 5, 2013.

99.3	Amendment to Second Amended and Restated By-Laws of Greif, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.

Date: September 6, 2013	By	/s/ Kenneth B. André, III
Kenneth B. André III, Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Greif, Inc. on September 4, 2013 announcing the financial results for its third quarter ended July 31, 2013.

99.2	File transcript of conference call held by management of Greif, Inc. on September 5, 2013.

99.3	Amendment to Second Amended and Restated By-Laws of Greif, Inc.